Shareholders' Equity	6 Months Ended
Jun. 30, 2022
Disclosure Of Stockholders Equity Abstract
SHAREHOLDERS' EQUITY
19.	SHAREHOLDERS’ EQUITY

On January 20, 2022, the Company completed a private placement with certain investors to issue (i) 7,919,997 ordinary shares; and (ii) 11,879,993 ordinary shares issuable upon the exercise of warrants, at an initial exercise price of $1.30 per share. On April 6, 2022, the Company completed another private placement with certain investors that the Company agreed to sell to such investors an aggregate of 8,739,351 ordinary shares, the exercise price of both the Company’s IPO warrants which was issued on September 28, 2021 and private warrants which was issued on January 20, 2022, was adjusted to $1.15 pursuant to the antidilution provisions of warrants.

A total of 1,095,146 warrants were exercised during the six months ended June 30, 2022. 7,100,495 warrants were exercised subsequently from July 1, 2022 to the date of this report. As of June 30, 2022, we have an aggregate of 15,122,196 warrants issued and outstanding. On July 12, 2022, the Company entered into warrant solicitation inducement letters with several investors that are existing holders of its warrants through the private placement on January 20, 2022 (“Private Warrants”) wherein the investors agreed to exercise 5,581,918 outstanding warrants to purchase an aggregate of 5,581,918 ordinary shares for cash, at an exercise price reduced by the Company from $1.15 per share to $0.238 per share. In consideration for the immediate exercise of the existing warrants for cash, the Company issued one-half (1/2) of an ordinary share for each warrant exercise. As a result, the exercising holders received approximately 2,790,959 ordinary shares as share consideration. The Company received aggregate net proceeds of approximately $1.23 million. As a result of the warrant exercise, the exercise price of the Company’s warrants issued through the initial public offering on September 28, 2021 (“Public Warrants”) is adjusted to $0.16 and the exercise price of the Company’s Private Warrants is adjusted to $0.238.

On March 14, 2022, a total of 2,142,582 shares were issued to acquire 100% of the equity interests in Shenzhen GFAI and Guangzhou GFAI.

On June 16, 2022, a total of 3,780,000 shares were issued to acquire 100% of the equity interests in Beijing Wanjia.

On June 16, 2022, a total of 9,720,000 shares were issued for a deposit to acquire 100% of the equity interests in seven Kewei Group companies. On September 13, 2022, the Company and the shareholders of seven Kwei Group companies signed a termination agreement to terminate such acquisition. The shares issued will be cancelled (see Note 10).

On May 24, 2022, a total of 113 shares were cancelled as per shareholders’ request.